[Scudder Investments logo]

Scudder Money Funds

Scudder Money Market Fund

Scudder Government Money Fund

Scudder Tax-Exempt Money Fund

Semiannual Report

January 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

	Ticker Symbol	CUSIP Number
Scudder Money Market Fund	KMMXX	81118M-100
Scudder Government Money Fund	KEGXX	81118M-209
Scudder Tax-Exempt Money Fund	KXMXX	81118M-308

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2003

Scudder Money Market Fund

Yield Comparison
[] Fund Yield [] First Tier Money Fund Average

Weekly 7-Day Average Yield

Scudder Money Market Fund is compared to the First Tier Money Fund Average which consists of all non-institutional taxable money market funds investing in only first tier (highest rating) securities tracked by iMoneyNet, Inc. Returns are historical and do not guarantee future results. Fund yields fluctuate.

7-day average yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking
Period	Rank		Number of Funds Tracked	Percentile Ranking
6-Month	26	of	406	7
1-Year	32	of	392	9
3-Year	31	of	338	9
5-Year	27	of	266	10
10-Year	19	of	150	13

Lipper, Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of 1/31/2003. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Money Market Instrument Fund category.

Source: Lipper, Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Scudder Government Money Fund

Yield Comparison
[] Fund Yield [] Government Money Fund Average

Weekly 7-Day Average Yield

Scudder Government Money Fund is compared to the Government Money Fund Average which consists of all non-institutional government money market funds tracked by iMoneyNet, Inc. Returns are historical and do not guarantee future results. Fund yields fluctuate.

7-day average yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking
Period	Rank		Number of Funds Tracked	Percentile Ranking
6-Month	7	of	132	6
1-Year	13	of	132	10
3-Year	9	of	120	8
5-Year	9	of	93	9
10-Year	6	of	67	8

Lipper, Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of 1/31/2003. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Government Money Market Fund category.

Source: Lipper, Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Scudder Tax-Exempt Money Fund

Yield Comparison
[] Fund Yield [] Tax-Free Money Fund Average

Weekly 7-Day Average Yield

Scudder Tax-Exempt Money Fund is compared to the Tax-Free Money Fund Average which consists of all non-institutional tax-free money market funds tracked by iMoneyNet, Inc. Returns are historical and do not guarantee future results. Fund yields fluctuate. Income from Scudder Tax-Exempt Money Fund may be subject to state and local taxes and the alternative minimum tax.

7-day average yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking
Period	Rank		Number of Funds Tracked	Percentile Ranking
6-Month	12	of	131	10
1-Year	16	of	131	13
3-Year	9	of	118	8
5-Year	7	of	104	7
10-Year	8	of	77	11

Lipper, Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of 1/31/2003. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Tax-Exempt Money Market Fund category.

Source: Lipper, Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

We've come a long way since the economy boomed in the late 1990s, contracted in 2001, then started recovering in 2002. To understand where we are, it's helpful to retrace how we got here.

During the boom of the late 1990s, companies invested large sums of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed.

Then the "technology bubble" - the fervor for technology stocks - burst, and stock prices tumbled. Consumers, feeling poorer, bought fewer goods. And when demand for their goods slowed, companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

The government stepped in quickly with lower interest rates and tax cuts. This made it easier for consumers to keep spending money, especially on high-price items such as new homes and cars. And when consumers spent money, businesses were able to continue manufacturing more goods - and maintain profits.

Today, we see signs that the economy continues to recover. In the coming months, we believe businesses will likely respond to improving profits and the fading of corporate accounting scandals by picking up the rate of hiring and investing. And consumer spending is likely to be sustained by improving labor markets, solid income growth, low interest rates and tax cuts.

But the next step is not expected to be another boom. Businesses and consumers may be spending money, but they're doing so more cautiously than they have in the past. That's because they're intent on repairing their balance sheets and budgets after the last boom.

As a result, we expect the economy to continue to grow at a modest pace, with a more typical level of growth achieved in the second half of 2003 and 2004. But it's important to note that this outlook assumes that geopolitical uncertainty - fears of a drawn-out war in Iraq, tensions with North Korea, terrorism worldwide - will not result in any major crises. That doesn't mean that war has to be averted in the Middle East for our economy to stay on track; it just means that we assume no major shocks - such as significant terrorist strikes, a drawn-out military conflict or a spike in oil prices - will occur.

Economic Guideposts Data as of 1/31/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

If such shocks are avoided, we believe the economic recovery should solidify and have a positive effect on the financial markets.

We expect the stock market to improve as businesses begin to make money again. But, even after the price declines of the past three years, stocks are still not cheap, so we expect returns to be lower than they were in the 1980s and 1990s. Over the long haul, we expect equity returns to beat Treasuries by a smaller margin than we saw in recent decades.

As for the fixed-income market, we believe that interest rates and rates of return on all financial assets will be much lower than in the past few decades. That's because the US is likely to remain in an environment of price stability (i.e., low inflation) similar to the late 1950s and early 1960s.

Deutsche Asset Management

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of February 15, 2003, and may not actually come to pass.

Portfolio Management Review

In the following interview, Portfolio Managers Christine Haddad and Joseph Benevento discuss the market environment and the team's approach to managing Scudder Money Funds during the six-month period ended January 31, 2003, and offer an outlook for the months ahead.

Federal Reserve Board action

The US economy in the period was marked by slow growth, tame core inflation1 and rising unemployment. This combination allowed the Federal Reserve to maintain its low interest rate policy for much of the calendar year. The targeted federal funds rate2 remained unchanged until November 6, when the Federal Reserve Board cut the targeted federal funds rate by 50 basis points to 1.25%. This surprisingly aggressive move indicated to investors that the economy - which Fed chairman Alan Greenspan said was in a "soft spot" - had the support it needed to improve.

1 Core inflation is inflation measured without taking into account price changes in the volatile food and energy sectors.

Market overview

Bonds provided investors with strong returns for the period. The Lehman Brothers Aggregate Bond Index, a popular proxy for the broad bond market, gained 5.05%3 for the year. In comparison, the Standard & Poor's index (S&P 500) lost 5.26%.3 (Past performance is no guarantee of future results.)

2 The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of US Federal Reserve Board monetary policy.
3 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of 1 year or more. The S&P 500 index is an unmanaged group of stocks generally representative of the US stock market.

In this environment, the short end of the money market yield curve held steady, while longer-term yields fell substantially, thus flattening the yield curve. As the financial markets assigned a high probability to an interest rate cut, the money market yield curve became inverted at some points during October. In November, as positive economic data moved investors out of bonds and into stocks, the money market yield curve became positively sloped and continued to steepen, offering attractive buying opportunities. In December and January, the yield curve flattened substantially, as a result of much weaker than expected December retail sales. Additionally, the US employment situation remained weak with an unexpected drop in December payrolls.

Performance and strategy

Scudder Money Market Fund

By staying disciplined to the purchase of high-quality instruments and actively adjusting sector allocation and the duration of the portfolio as market conditions changed, we were able to produce competitive yields in Scudder Money Market Fund for the period. However, overall marketplace yields declined, primarily reflecting the ripple effect of the Federal Reserve Board's 11 interest rate cuts in 2001 and its 50-basis-point (i.e., one-half of a percentage point) interest rate cut on November 6, 2002. For the six-month period ended January 31, 2003, the fund returned 0.68%. In light of the uncertainty in the financial markets and in the US economy, we maintained an aggressive average weighted maturity, generally in the 65- to 70-day range, for most of the period. Toward the end of the third calendar quarter when the yield curve flattened and the large percentage of overnight holdings became vulnerable to potential interest rate cuts by the Federal Reserve Board, we began replacing these shorter-term holdings with purchases at the intermediate portion of the money market yield curve. Throughout the period, our preference for high-credit-quality issuers in the portfolio did not change.

Scudder Government Money Fund

We were able to produce competitive yields in Scudder Government Money Fund for the period. In light of the uncertainty in the financial markets and in the US economy, we maintained an aggressive average weighted maturity, generally in the 65- to 70-day range, for most of the period. Toward the end of the third calendar quarter when the yield curve flattened and the large percentage of shorter-term holdings became vulnerable to potential interest rate cuts by the Federal Reserve Board, we adjusted our strategy to include purchases of securities in the middle of the Treasury yield curve, as well as callable agency securities. For the six-month period ended January 31, 2003, the fund returned 0.67%.

Scudder Tax-Exempt Money Fund

Municipal market yields declined in spite of steady cash flow into the municipal markets and an increase in municipal issuance. The municipal money market yield curve inverted late in the third quarter. In November and December, the yield curve then steepened again, returning to what is considered a normal curve. Municipal credit quality was affected during the period as municipalities across the country experienced declining revenue sources and an increase in their "fixed" costs, such as Medicaid, education and prisons. There were several significant downgrades during the year, including that of California. As a result of widespread budget shortfalls, we saw a sharp increase in the need for short-term cash flow issuance. For example, California issued $12 billion during the third quarter alone. The increased issuance of short-term notes did not result in significant upward pressure on one-year rates, however, as this rise in supply was offset by strong demand.

For the six-month period ended January 31, 2003, the fund returned 0.54%. We adjusted Scudder Tax-Exempt Money Fund's weighted average maturity to prepare for seasonal events and supply/demand phenomena. As of January 31, 2003, the fund's weighted average maturity was 33 days. In light of the uncertainty in the financial markets and in the US economy, we tried to keep the fund's weighted average maturity on the shorter side by overweighting floating-rate notes during the period. The fund was also able to participate in the California issuance sale, making purchases at attractive yield levels.

Outlook

The US economy no longer appears in danger of dipping back into recession, although corporations have yet to join consumers in the recovery. As expected, the Federal Reserve Board left rates unchanged at its January meeting. However, the war with Iraq, North Korea's renewal of its nuclear program and the ongoing softness in the US dollar threaten to keep markets on edge in the early months of 2003.

As a result, we expect the Federal Reserve Board to remain vigilant and to continue to do what it can to move the economy forward. While Chairman Alan Greenspan had said he does not think the November rate cut is going to be inflationary, as soon as the Federal Reserve Board sees heightened signs of inflation, the interest rate reductions will be over. It should also be remembered that because changes in monetary policy typically take at least six months to affect the economy, it will be a while before we know how effective the November action will be in moving the economy forward. With the Federal Reserve Board having assumed a neutral bias at its November meeting, we think short-term interest rates should remain relatively stable well into 2003. We further believe that fiscal stimulus by the US government in the form of tax cuts, particularly the potential elimination of taxation on dividends, will play as crucial a role as the Federal Reserve Board in spurring economic growth.

We do expect the money market yield curve to steepen in the near future (i.e., for six- to 12-month yields to become more attractive). We are thus prepared to cautiously extend the average maturity of the fund at the appropriate time. We intend to maintain our conservative investment strategies and choose securities from only the highest-quality issuers. We will also seek to provide high current income consistent with liquidity and capital preservation.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2003

Scudder Money Market Fund

Portfolio Composition	1/31/03	7/31/02

Commercial Paper	50%	45%
Certificates of Deposit and Bank Notes	23%	32%
Short-Term Notes	16%	8%
Repurchase Agreements	8%	15%
Miscellaneous Investments	3%	-
	100%	100%
Weighted Average Maturity*
Scudder Money Market Fund	66 days
First Tier Money Fund Average	51 days

Scudder Government Money Fund

Portfolio Composition	1/31/03	7/31/02

Short-Term Notes	74%	66%
Repurchase Agreements	25%	33%
US Government Guaranteed	1%	1%
	100%	100%
Weighted Average Maturity*
Scudder Government Money Fund	72 days
Government Money Fund Average	53 days

Scudder Tax-Exempt Money Fund

Portfolio Composition	1/31/03	7/31/02

Municipal Investments	100%	100%
Weighted Average Maturity*
Scudder Tax-Exempt Money Fund	33 days
Tax-Free Money Fund Average	39 days

* The Funds are compared to their respective iMoneyNet category: the First Tier Money Fund Average consists of all non-institutional taxable money market funds investing in only first tier (highest rating) securities; Government Money Fund Average includes all non-institutional government money market funds; Tax-Free Money Fund Average consists of all non-institutional tax-free money market funds. Weighted average maturity is as of 1/31/2003.
Portfolio composition is subject to change.

Investment Portfolio as of January 31, 2003 (Unaudited)

Scudder Money Market Fund	Principal Amount ($)	Value ($)

Commercial Paper 49.8%
American Honda Finance Corp., 1.391%*, 9/5/2003	50,000,000	50,000,000
Asset Portfolio Funding, 1.31%**, 3/20/2003	148,531,000	148,276,971
Associates Corp. of North America, 1.47%*, 6/26/2003	65,000,000	65,000,000
Associates Corp. Of North America, 1.48%*, 6/15/2003	25,000,000	25,000,000
Canadian Imperial Bank Of Commerce, 1.333%*, 7/2/2003	75,000,000	74,982,829
Cc (USA) Inc., 1.36%*, 9/15/2003	60,000,000	59,996,305
CIT Group Holdings, Inc., 1.31%**, 3/21/2003	75,000,000	74,869,000
CIT Group Holdings, Inc., 1.84%*, 4/7/2003	10,000,000	10,007,889
CIT Group Holdings, Inc., 7.375%, 3/17/2003	7,730,000	7,783,500
Credit Suisse First Boston, 1.35%, 2/18/2003	100,000,000	100,000,000
Delaware Funding Corp., 1.26%**, 2/27/2003	121,169,000	121,058,736
Enterprise Funding Corp., 1.27%**, 2/12/2003	25,000,000	24,990,299
Falcon Asset Securitization Corp., 1.36%**, 2/5/2003	100,000,000	99,984,889
General Electric Capital Corp., 1.34%*, 5/28/2003	25,000,000	25,001,564
General Electric Capital Corp., 1.35%**, 2/3/2003	150,000,000	149,988,750
General Electric Capital Corp., 1.4%*, 11/20/2003	10,000,000	10,004,753
General Electric Capital Corp., 1.45%*, 10/22/2003	15,000,000	15,007,269
General Electric Capital Corp., 1.494%*, 11/20/2003	15,000,000	15,007,799
Goldman Sachs Group, Inc., 1.39%*, 4/3/2003	25,000,000	25,000,000
Goldman Sachs Group, Inc., 1.39%*, 5/8/2003	100,000,000	100,000,000
Goldman Sachs Group, Inc., 1.909%*, 2/5/2004	30,000,000	30,000,088
Jupiter Securitization Corp., 1.26%**, 2/24/2003	50,000,000	49,959,750
Lake Constance Funding LLC, 1.3%**, 2/12/2003	55,000,000	54,978,153
Links Finance LLC, 1.31%**, 4/4/2003	45,000,000	44,898,475
Pennine Funding LLC, 1.31%**, 4/9/2003	79,000,000	78,807,394
Pennine Funding LLC, 1.32%**, 6/20/2003	45,000,000	44,770,650
Prefco Discount Capital, 1.27%**, 2/18/2003	200,000,000	199,880,056
Quincy Capital Corp., 1.27%**, 2/13/2003	24,442,000	24,431,653
RWE AG, 1.3%**, 4/22/2003	20,000,000	19,942,222
Salomon Smith Barney, 1.54%*, 12/19/2003	65,000,000	65,104,381
Scaldis Capital LLC, 1.31%**, 7/14/2003	35,000,000	34,792,401
Scaldis Capital LLC, 1.36%**, 3/3/2003	10,574,000	10,562,016
Scaldis Capital LLC, 1.36%**, 6/13/2003	35,000,000	34,825,467
Scaldis Capital LLC, 1.38%**, 5/7/2003	29,301,000	29,194,296
Sheffield Receivables Corp., 1.26%**, 2/25/2003	50,000,000	49,958,000
Sheffield Receivables Corp., 1.29%**, 2/5/2003	35,000,000	34,994,983
Sheffield Receivables Corp., 1.29%**, 2/21/2003	75,000,000	74,946,250
Verizon Global Funding, 1.47%*, 4/14/2003	50,000,000	49,998,824
Wal-Mart Stores, 1.25%**, 2/4/2003	10,000,000	9,998,958
Windmill Funding Corp., 1.26%**, 3/7/2003	63,900,000	63,823,959
Total Commercial Paper (Cost $2,207,828,529)		2,207,828,529
Certificates of Deposit and Bank Notes 23.4%
Bank Of Nova Scotia, 2.97%, 3/31/2003	15,000,000	15,018,072
BNP Paribas, 1.35%, 7/7/2003	75,000,000	75,000,000
Canadian Imperial Bank Of Commerce, 1.35%, 6/13/2003	50,000,000	50,000,000
Danske Bank A/S, 2.46%, 6/11/2003	40,000,000	40,028,101
HSBC Bank USA, 1.35%, 6/18/2003	50,000,000	50,000,000
ING Bank NV, 1.36%, 2/19/2003	50,000,000	50,000,000
KBC Bank 2.09%, 2.09%, 3/27/2003	50,000,000	50,000,000
Landesbank Hessen-Thurin, 1.4%, 1/29/2004	50,000,000	50,000,000
Landesbank Baden Wuertemberg, 2.41%, 6/16/2003	15,000,000	15,008,752
National Australia Bank, 2.59%, 5/23/2003	35,000,000	35,034,424
Nordea Bank Finland PLC, 1.324%*, 9/10/2003	75,000,000	74,986,331
Nordeutsche Landesbank, 1.26%*, 6/30/2003	85,000,000	84,984,291
Nordeutsche Landesbank, 1.905%, 4/25/2003	25,000,000	25,000,284
Societe Generale, 2.105%, 2/14/2003	40,000,000	40,000,055
Swedbank, 1.322%, 9/26/2003	50,000,000	49,996,750
Unicredito Italiano, 1.35%, 3/18/2003	35,000,000	35,000,000
US Bank N.A., 2.25%, 2/28/2003	100,000,000	100,000,000
Wells Fargo Bank, 1.27%, 2/20/2003	50,000,000	50,000,515
Westdeutsche Landesbank, 1.341%**, 6/13/2003	50,000,000	49,754,132
Westdeutsche Landesbank, 1.38%*, 1/28/2004	30,000,000	30,000,000
Westdeutsche Landesbank, 1.385%, 5/19/2003	50,000,000	50,000,738
Westdeutsche Landesbank, 2.585%, 5/28/2003	20,000,000	20,022,188
Total Certificates of Deposit and Bank Notes (Cost $1,039,834,633)		1,039,834,633

Short-Term Notes 16.3%
Federal Farm Credit, 1.275%*, 12/15/2004	50,000,000	49,986,080
Federal Farm Credit, 1.375%*, 1/17/2006	25,000,000	25,000,000
Federal Home Loan Bank, 1.213%*, 3/24/2003	75,000,000	74,994,780
Federal Home Loan Bank, 1.58%, 12/9/2003	150,000,000	150,000,000
Federal Home Loan Bank, 1.6%, 1/16/2004	48,850,000	48,850,000
Federal Home Loan Bank, 1.75%, 11/7/2003	10,000,000	10,000,000
Federal Home Loan Mortgage Corp., 1.28%**, 2/27/2003	100,000,000	99,907,556
Federal Home Loan Mortgage Corp., 1.6%*, 2/6/2004	30,000,000	30,000,000
Federal Home Loan Mortgage Corp., 1.61%*, 2/6/2004	50,000,000	50,000,000
Federal National Mortgage Association, 1.27%**, 2/7/2003	15,000,000	14,996,825
Federal National Mortgage Association, 1.55%, 2/3/2004	15,000,000	14,997,191
Federal National Mortgage Association, 1.57%, 1/16/2004	40,000,000	40,000,000
Federal National Mortgage Association, 1.6%, 12/24/2003	30,000,000	30,000,000
Federal National Mortgage Association, 1.665%**, 3/26/2003	20,000,000	19,950,975
Federal National Mortgage Association, 1.75%, 12/8/2003	65,000,000	65,000,000
Total Short-Term Notes (Cost $723,683,407)		723,683,407

Repurchase Agreements (b) 7.8%
Goldman Sachs & Co., dated 1/31/2003, to be repurchased at $255,028,475 on 2/3/2003, 1.34%	255,000,000	255,000,000
JP Morgan Securities Inc., dated 1/31/2003, to be repurchased at $89,009,938 on 2/3/2003, 1.34%	89,000,000	89,000,000
Total Repurchase Agreements (Cost $344,000,000)		344,000,000

Miscellaneous Investments 2.7%
Aim Liquid Asset Portfolio - I, 1.33%*	100,000,000	100,000,000
Texas State Veteran's Hospital, 1.34%*, 12/1/2029	20,000,000	20,000,000
Total Miscellaneous Investments (Cost $120,000,000)		120,000,000
Total Investment Portfolio - 100.0% (Cost $4,435,346,569) (a)		4,435,346,569

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of January 31, 2003.
** Annualized yield at the time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $4,435,346,569.
(b) Repurchase agreements are fully collateralized by US Treasury or Government agency securities.

The accompanying notes are an integral part of the financial statements.

Scudder Government Money Fund	Principal Amount ($)	Value ($)

Short-Term Notes 73.4%
Federal Farm Credit Bank, 1.28%*, 12/15/2004	50,000,000	49,986,080
Federal Farm Credit Bank, 1.282%*, 12/27/2005	15,000,000	15,000,000
Federal Farm Credit Bank, 1.375%*, 1/17/2006	15,000,000	15,000,000
Federal Home Loan Bank, 1.213%*, 3/24/2003	10,000,000	9,999,304
Federal Home Loan Bank, 1.23%*, 2/3/2003	15,000,000	14,999,964
Federal Home Loan Bank, 1.23%*, 2/26/2003	15,000,000	14,999,626
Federal Home Loan Bank, 1.239%*, 2/14/2003	20,000,000	19,999,794
Federal Home Loan Bank, 1.248%*, 3/6/2003	25,000,000	24,998,827
Federal Home Loan Bank, 1.59%, 12/9/2003	25,000,000	24,997,975
Federal Home Loan Bank, 1.6%, 1/16/2004	25,000,000	25,000,000
Federal Home Loan Bank, 1.75%, 11/7/2003	5,000,000	5,000,000
Federal Home Loan Bank, 2.25%, 2/12/2003	10,000,000	10,000,000
Federal Home Loan Mortgage Corp., 1.28%**, 2/27/2003	25,000,000	24,976,889
Federal Home Loan Mortgage Corp., 1.61%, 2/6/2004	11,625,000	11,625,000
Federal National Mortgage Association, 1.27%**, 2/7/2003	25,000,000	24,994,708
Federal National Mortgage Association, 1.57%, 1/16/2004	40,000,000	40,000,000
Federal National Mortgage Association, 1.665%**, 3/26/2003	15,000,000	14,963,231
Federal National Mortgage Association, 1.75%, 12/8/2003	5,000,000	5,000,000
Federal National Mortgage Association, 4.625%, 5/15/2003	10,000,000	10,067,105
Federal National Mortgage Association, 5.75%, 4/15/2003	12,000,000	12,108,233
Federal National Mortgage Association, 6.125%, 5/19/2003	5,000,000	5,056,398
US Export Import Bank-Hainan Airlines, Series 2000-1, 1.277%*, 6/21/2004	7,675,407	7,675,407
US Export Import Bank-Hainan Airlines, Series 2000-2, 1.3%*, 12/21/2004	8,850,466	8,850,466
US Export Import Bank-Hainan Airlines, Series 2001-1, 1.82%*, 12/15/2007	9,374,015	9,374,019
US Export Import Bank-Hainan Airlines, Series 2001-2, 1.41%*, 12/15/2007	4,687,008	4,687,008
US Export Import Bank-Hainan Airlines, Series 2001-3, 1.42%*, 12/15/2007	4,687,008	4,687,008
Total Short-Term Notes (Cost $414,047,042)		414,047,042

US Government Guaranteed 1.4%
Totem Ocean Trailer, 1.29%*, 12/18/2014 (Cost $7,648,000)	7,648,000	7,648,000
Repurchase Agreements (b) 25.2%
Goldman Sachs & Co., dated 1/31/2003, to be repurchased at $37,004,132 on 2/3/2003, 1.34%	37,000,000	37,000,000
JP Morgan Inc., dated 1/31/2003, to be repurchased at $99,011,055 on 2/3/2003, 1.34%	99,000,000	99,000,000
State Street Bank Trust Co., dated 1/31/2003, to be repurchased at $6,108,646 on 2/3/2003, 1.27%	6,108,000	6,108,000
Total Repurchase Agreements (Cost $142,108,000)		142,108,000
Total Investment Portfolio - 100.0% (Cost $563,803,042) (a)		563,803,042

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of January 31, 2003.
** Annualized yield at the time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $536,803,042.
(b) Repurchase agreements are fully collateralized by US Treasury or Government agency securities.

The accompanying notes are an integral part of the financial statements.

Scudder Tax-Exempt Money Fund	Principal Amount ($)	Value ($)

Municipal Investments 100.0%
Alabama 2.6%
Birmingham, Special Care Facilities Financing Authority, Ascension Health Project, 1.15%*, 11/15/2039	16,900,000	16,900,000
Arizona 0.9%
Salt River, Agricultural Improvement and Power District, 1.15%, 4/11/2003	4,000,000	4,000,000
Salt River, Agricultural Improvement and Power District, 1.05%, 2/11/2003	2,000,000	2,000,000
California 3.2%
Los Angeles, Airport Revenue, 1.34%*, 12/1/2025 (c)	100,000	100,000
Revenue Anticipation Notes, Series G, 1.28%*, 6/20/2003	5,500,000	5,500,000
Revenue Anticipation Notes, 1.34%*, 6/20/2003	10,000,000	10,000,000
Revenue Anticipation Notes, Series F, 1.34%*, 6/20/2003	1,500,000	1,500,000
State Department of Water Resources, 1.8%, 3/13/2003	4,400,000	4,400,000
Colorado 5.1%
Health Facilities Authority Revenue, 1.21%*, 6/1/2021 (c)	1,435,000	1,435,000
Regional Transitional District, Series C, 1.10%, 3/31/2003	3,000,000	3,000,000
State General Fund Revenue, Tax and Revenue Anticipation Notes, 2.5%, 6/27/2003	20,000,000	20,099,607
State General Fund Revenue, Tax And Revenue Anticipation Notes, Series A, 3.00%, 6/27/2003	9,100,000	9,156,724
Delaware 1.0%
State Economic Development, 1.15%*, 12/1/2015	6,960,000	6,960,000
District of Columbia 1.4%
General Obligation, Series D, 1.15%*, 6/1/2029 (b)	400,000	400,000
Multimodal, Series A, 1.20%*, 6/1/2015 (b)	1,165,000	1,165,000
Multimodal-Medlantic, Series C, 1.35%*, 8/15/2038 (b)	450,000	450,000
The Washington Home, Inc., 1.20*, 8/1/2029 (b)	7,250,000	7,250,000
Florida 8.1%
Broward County, Industrial Development Revenue, AMT, 1.45%*, 8/2/2026	1,805,000	1,805,000
Capital Travel Agency Revenue, Series B, 1.15%*, 10/1/2033 (c)	5,500,000	5,500,000
Highlands County, Health Facilities, Series A, 1.15%*, 11/15/2032 (c)	8,000,000	8,000,000
Jacksonville, Electric Authority, 1.1%, 2/13/2003	10,000,000	10,000,000
Miami-Dade County, Industrial Development Revenue, Gulliver Schools Project, 1.20%*, 9/1/2029	2,910,000	2,910,000
Orange County, Presbyterian Retirement Community, 1.20%*, 11/1/2028 (b)	11,685,000	11,685,000
Pasco County, School District, 1.10%*, 8/1/2026 (b)	400,000	400,000
Palm Beach County, Health Facilities, 1.30%*, 12/1/2031 (c)	600,000	600,000
Sarasota County, Health Facilities Authority, 1.20%*, 12/1/2023 (c)	3,800,000	3,800,000
University Of Northern Florida, 1.25%*, 11/1/2024 (c)	5,215,000	5,215,000
University Of Northern Florida, 1.25%*, 11/1/2030 (c)	3,970,000	3,970,000
Georgia 6.1%
Cartersville, Industrial Development Authority Revenue, Underground Atlanta Project, 1.35%*, 12/1/2018 (c)	3,600,000	3,600,000
Cobb County, Development Authority, Educational Facilities Revenue, Mt. Paran Christian School Inc. Project, AMT, 1.15%*, 7/1/2022 (c)	5,200,000	5,200,000
Gainesville, Redevelopment Authority, Educational Facilities Revenue, 1.15%*, 7/1/2024 (c)	5,000,000	5,000,000
General Revenue Service, 1.10%*, 2/3/2003	5,000,000	5,000,000
Monroe County, Development Authority Pollution Control Revenue, 1.30%*, 1/1/2020 (b)	500,000	500,000
Municipal Electric Authority of Georgia, 1.00%*, 1/1/2022 (b)	10,900,000	10,900,000
Municipal Electric Authority of Georgia, 1.15%*, 1/1/2026 (b)	3,000,000	3,000,000
Willacoochie, Pollution Control Revenue, Langborad, Inc. Project, AMT, 1.25%*, 5/1/2021 (c)	7,000,000	7,000,000
Idaho 0.3%
Power County, Individual Development, 1.25%*, 4/1/2014 (c)	2,000,000	2,000,000
Illinois 14.1%
Chicago, Airport Revenue, O'Hare International Airport Revenue, Series A, 1.17%*, 1/1/2018 (c)	6,700,000	6,700,000
Chicago, 1.23%*, 6/1/2005	7,000,000	7,000,000
Chicago, De La Salle Institute Project, 1.23%*, 4/1/2027 (c)	2,915,000	2,915,000
Chicago, General Obligation, Series B, 1.15%*, 1/1/2037 (c)	4,200,000	4,200,000
Chicago, Industrial Development Revenue, AMT, 1.40%*, 8/1/2012	2,745,000	2,745,000
Chicago, Sales Tax Revenue, 1.15%*, 1/1/2034 (c)	10,000,000	10,000,000
Cicero, Harris Steel Company Project, AMT, 1.40%*, 5/1/2011 (c)	2,170,000	2,170,000
Cook County, Industrial Development Revenue, AMT, 1.23%*, 7/1/2020 (c)	2,700,000	2,700,000
Development Finance Authority, Edison Co. Project, 1.10%*, 3/1/2009 (c)	3,100,000	3,100,000
Development Finance Authority, Grecian Delight Foods Project, AMT, 1.23%*, 8/1/2019 (c)	6,500,000	6,500,000
Development Finance Authority, Home Run Inn Frozen Foods Project, AMT, 1.25%*, 4/1/2020 (c)	5,690,000	5,690,000
Development Finance Authority, Jewish Federation Project, 1.15%*, 9/1/2024 (c)	1,890,000	1,890,000
Development Finance Authority, Mc Productions Llc, AMT, 1.40%*, 10/1/2017 (c)	3,505,000	3,505,000
Development Finance Authority, Museum Of Contemporary Art Project, 1.20%*, 2/1/2029 (c)	4,000,000	4,000,000
Development Finance Authority, Whitting Corp. Project, AMT, 1.40%*, 6/1/2015 (c)	3,600,000	3,600,000
Educational Facilities Authority Revenue, 1.05, 4/7/2003	5,000,000	5,000,000
Franklin Park, Industrial Development Revenue, Maclean Fogg Co. Project, AMT, 1.35%*, 2/1/2007 (c)	5,000,000	5,000,000
Health Facilities Authority Revenue, 1.15%*, 11/15/2025 (c)	1,300,000	1,300,000
Hillside, Economic Development Revenue, AMT, 1.35%*, 5/1/2011 (c)	4,920,000	4,920,000
Mundelein-Maclean, Industrial Development Revenue, AMT, 1.35%*, 1/1/2015 (c)	6,500,000	6,500,000
Woodbridge, Industrial Development Revenue, AMT, 1.40%*, 12/1/2016 (c)	4,310,000	4,310,000
Indiana 1.8%
Development Finance Authority, Industrial Development Revenue, Enterprise Center III Project, AMT, 1.33%*, 6/1/2022 (c)	4,500,000	4,500,000
Health Facilities Revenue, Ascension Health, Series B, 1.15%*, 11/15/2039	1,875,000	1,875,000
Indiana Bond Bank, Series A, 2.00, 1/27/2004 (b)	5,500,000	5,548,242
Kentucky 4.2%
Jeffersontown, Lease Program Revenue, 1.19%*, 3/1/2030 (c)	5,075,000	5,075,000
Lexington-Fayette County, Christian Academy Project, 1.30%*, 9/1/2020 (c)	7,885,000	7,885,000
Pendleton County, Multi-City Lease Revenue, 1.35%, 2/11/2003	15,000,000	15,000,000
Maine 0.7%
State Housing Authority, Series E-2, AMT, 1.65%*, 11/15/2031	4,900,000	4,900,000
Massachusetts 2.1%
Marblehead, Town Notes, 2.25, 8/21/2003 (b)	8,000,000	8,038,654
Marblehead, Town Notes, 2.35, 8/21/2003 (b)	6,000,000	6,032,270
Mississippi 0.8%
Jackson County, Economic Development Corporate Revenue, 1.25%*, 12/1/2020 (b)	5,040,000	5,040,000
Missouri 1.8%
St. Louis, Air Cargo Facility Revenue, AMT, 1.30%*, 3/1/2030 (c)	5,000,000	5,000,000
State Health & Education Facilities Authority, Health Facilities Revenue, 1.10%*, 12/1/2015 (c)	6,742,000	6,742,000
State Health & Education Facilities Authority, Educational Facilities Revenue, 1.30%*, 11/1/2032 (c)	100,000	100,000
Nevada 1.7%
Department Of Commerce, AMT, 1.30%*, 1/1/2009 (c)	4,900,000	4,900,000
Las Vegas, Water District, 1.24%*, 6/1/2024 (b)	6,000,000	6,000,000
New Hampshire 0.1%
Higher Education Facilities Authority, 1.15%*, 8/1/2031 (c)	900,000	900,000
New Jersey 2.6%
Economic Development Authority, Thermal Energy Facilities Revenue, 1.10%*, 9/1/2031 (b)	500,000	500,000
Transportation Revenue, 3.00%, 6/12/2003	17,000,000	17,098,646
New Mexico 0.5%
Belen, Industrial Development Revenue, AMT, 1.40%*, 2/1/2027 (c)	3,460,000	3,460,000
New York 1.7%
Buffalo, General Obligation Notes, 2.50%, 6/27/2003	4,000,000	4,015,438
New York City, Municipal Water Finance, Series 1, 1.10%, 2/12/2003	5,000,000	5,000,000
New York City, Revenue Notes, 2.50%, 4/11/2003	2,500,000	2,507,116
Ohio 8.2%
Athens County, Port Authority Housing Project, 1.18%*, 6/1/2032 (c)	5,955,000	5,955,000
Cuyahoga Community College, District General Receipts, Series B, 1.20%*, 12/1/2032 (b)	4,000,000	4,000,000
Hamilton, Electric Revenue, Series A, 1.13%*, 10/15/2023 (b)	18,100,000	18,100,000
Higher Education Facilities Authority, 1.30%*, 9/1/2020 (c)	7,490,000	7,490,000
Lorain, Port Authority, AMT, 1.40%*, 12/1/2019 (c)	3,300,000	3,300,000
Portage County, Industrial Development Revenue, AMT, 1.32%*, 7/1/2018 (c)	2,115,000	2,115,000
Water Development Authority, 1.15%*, 2/10/2003	13,435,000	13,435,000
Oklahoma 0.9%
Blaine County, Individual Development Authority, 1.25%*, 11/1/2018 (b)	1,500,000	1,500,000
Payne County, Economic Development Authority Student Housing Revenue, 1.18%*, 6/1/2032 (b)	4,500,000	4,500,000
Oregon 1.0%
Hermiston, Electric System Revenue, 1.25%*, 9/1/2005 (c)	6,495,000	6,495,000
Pennsylvania 5.4%
Allentown, Hospital Authority, Series B, 1.20%*, 7/1/2023 (c)	6,550,000	6,550,000
Dauphin County, General Authority Education And Health Loan Program, 1.20%*, 11/1/2017 (c)	8,365,000	8,365,000
Delaware, Valley Regional Finance Authority, Local Governement Revenue, 1.15%*, 8/1/2016 (c)	1,000,000	1,000,000
East Hempfield, Industrial Development Revenue, 1.20%*, 6/1/2025 (c)	4,000,000	4,000,000
Economic Development Authority, Amtrak Project, Series B, 1.20%*, 11/1/2041 (c)	1,000,000	1,000,000
Emmaus, General Authority Revenue Loan Program, 1.15%*, 3/1/2030 (c)	13,000,000	13,000,000
Higher Education Assistance Agency, Student Loan Revenue, Series A, 1.25%*, 3/1/2027 (c)	1,000,000	1,000,000
Lehigh County, General Purpose Authority Revenue, 1.30%*, 7/1/2028 (b)	300,000	300,000
Manheim, General Obligation, 1.15%*, 6/1/2016 (b)	1,000,000	1,000,000
South Carolina 0.6%
Economic Development Authority, Hospital Facilities Revenue, Sisters of Charity, 1.17%*, 11/1/2032	4,000,000	4,000,000
Tennessee 2.3%
Blount County, Public Building Authority, 1.15%*, 6/1/2024 (b)	4,045,000	4,045,000
Blount County, Public Building Authority, 1.35%*, 6/1/2028 (b)	3,800,000	3,800,000
Blount County, Public Building Authority, 1.35%*, 6/1/2032 (b)	1,000,000	1,000,000
Clarksville, Public Building Authority Revenue, 1.30%*, 7/1/2031 (c)	1,980,000	1,980,000
Memphis, Township Government, 1.35%, 2/13/2003	4,000,000	4,000,000
Montgomery County, General Obligation, 1.30%*, 4/1/2032	600,000	600,000
Texas 15.5%
Austin, Utility System, 1.30%, 2/13/2003	5,500,000	5,500,000
Bexar County, Health Facilities Development Corporate Revenue, 1.15%*, 8/15/2030 (c)	7,400,000	7,400,000
Gulf Coast Waste Disposal Authority, Environmental Facilities Revenue, 1.30%*, 9/1/2022 (c)	2,000,000	2,000,000
Harris County, Series A-1, 1.0%, 2/3/2003	7,500,000	7,500,000
Houston, Tax & Revenue Anticipation Notes, Series A-1, 3.00%, 6/30/2003	16,000,000	16,089,321
Municipal Power Agency, 1.05%, 4/1/2003	5,000,000	5,000,000
Municipal Power Agency, 1.05%, 3/4/2003	13,500,000	13,500,000
Small Business Industrial Development Revenue, 1.25%*, 7/1/2026 (c)	22,260,000	22,260,000
Tax & Revenue Anticipation Notes, 2.75%, 8/29/2003	19,000,000	19,146,378
Texas University Revenue, 1.25%*, 8/15/2022 (b)	4,600,000	4,600,000
Utah 0.9%
Housing Corp., Single Family Mortgage Revenue, 1.30%*, 7/1/2031 (b)	2,830,000	2,830,000
Housing Corp., Single Family Mortgage Revenue, 1.30%*, 1/1/2034 (b)	3,000,000	3,000,000
Vermont 0.9%
Student Assistance Corp., Student Loan Revenue, 1.40%*, 1/1/2004 (c)	5,800,000	5,800,000
Washington 2.8%
City Of Tacoma, General Obligation, 1.30%, 3/10/2003	5,000,000	5,000,000
Port Of Anacortes, 1.35%, 2/6/2003	10,490,000	10,490,000
King County, Sewer Revenue, 1.20%*, 1/1/2032 (c)	3,300,000	3,300,000
Wisconsin 0.7%
Manitowoc, Industrial Development Revenue, AMT, 1.40%*, 5/1/2015 (c)	2,550,000	2,550,000
Oak Creek, Pollution Control Revenue, Wisconsin Electric Power Co. Project, 1.35%*, 8/1/2016	2,000,000	2,000,000
Total Investment Portfolio - 100.0% (Cost $664,759,396) (a)		664,759,396

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of January 31, 2003.
(a) The cost for federal income tax purposes was $664,759,396.
(b) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
Capital Guaranty
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FSA	Financial Security Assurance
MBIA	Municipal Bond Investors Assurance

(c) Security incorporates a letter of credit of line of credit from a major bank.
AMT - Subject to alternate minimum tax.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2003 (Unaudited)
Assets	Money Market Fund	Government Money Fund	Tax-Exempt Money Fund
Investments in securities, at amortized cost	$ 4,091,346,569	$ 421,695,042	$ 664,759,396
Repurchase agreements, at amortized cost	344,000,000	142,108,000	-
Cash	463	157	3,472
Receivable for investments sold	-	-	260,000
Interest receivable	8,794,503	938,315	1,931,455
Receivable for Fund shares sold	3,909,434	1,258,722	5,437,655
Other assets	97,036	-	23,470
Total assets	4,448,148,005	566,000,236	672,415,448
Liabilities
Notes payable	9,700,000	-	-
Interest payable	505	-	-
Dividends payable	826,216	103,796	109,702
Payable for Fund shares redeemed	5,057,556	10,040	25,927
Accrued management fee	951,100	120,575	144,508
Other accrued expenses and payables	1,532,223	113,517	130,391
Total liabilities	18,067,600	347,928	410,528
Net assets, at value	$ 4,430,080,405	$ 565,652,308	$ 672,004,920
Net Assets
Net assets consist of: Undistributed net investment income	186,263	12,255	40,330
Accumulated net realized gain (loss)	(189,034)	(5,589)	(20,939)
Paid-in capital	4,430,083,176	565,645,642	671,985,529
Net assets, at value	$ 4,430,080,405	$ 565,652,308	$ 672,004,920
Shares outstanding	4,430,043,558	565,642,606	671,985,964
Net asset value, offering and redemption price per share (Net asset value / outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 1.00	$ 1.00	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2003 (Unaudited)
Investment Income	Money Market Fund	Government Money Fund	Tax-Exempt Money Fund
Income: Interest	$ 41,444,001	$ 5,058,843	$ 4,911,195
Expenses: Management fee	6,276,294	787,879	901,638
Services to shareholders	2,608,249	234,392	281,025
Custodian fees	196,492	25,103	18,491
Auditing	114,472	7,929	8,268
Legal	121,337	1,412	8,995
Trustees' fees and expenses	52,562	13,476	20,048
Reports to shareholders	84,314	24,249	15,085
Registration fees	110,477	22,072	18,094
Interest expense	2,451	-	-
Other	183,476	16,211	17,543
Total expenses, before expense reductions	9,750,124	1,132,723	1,289,187
Expense reductions	(19,748)	(4,246)	(4,969)
Total expenses, after expense reductions	9,730,376	1,128,477	1,284,218
Net investment income	31,713,625	3,930,366	3,626,977
Net realized gain (loss) on investment transactions	1,501	(5,589)	17,269
Net increase (decrease) in net assets resulting from operations	$ 31,715,126	$ 3,924,777	$ 3,644,246

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Money Market Fund
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2003 (Unaudited)	Year Ended July 31, 2002
Operations: Net investment income	$ 31,713,625	$ 108,797,967
Net realized gain (loss) on investment transactions	1,501	113,973
Net increase (decrease) in net assets resulting from operations	31,715,126	108,911,940
Distributions to shareholders from net investment income	(31,863,280)	(108,805,542)
Fund share transactions: Proceeds from shares sold	1,825,283,645	5,051,609,173
Reinvestment of distributions	31,442,882	107,651,864
Cost of shares redeemed	(2,404,732,656)	(5,967,845,178)
Net increase (decrease) in net assets from Fund share transactions	(548,006,129)	(808,584,141)
Increase (decrease) in net assets	(548,154,283)	(808,477,743)
Net assets at beginning of period	4,978,234,688	5,786,712,431
Net assets at end of period (including undistributed net investment income of $186,263 and $335,918, respectively)	$ 4,430,080,405	$ 4,978,234,688

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Government Money Fund
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2003 (Unaudited)	Year Ended July 31, 2002
Operations: Net investment income	$ 3,930,366	$ 13,776,880
Net realized gain (loss) on investment transactions	(5,589)	17,388
Net increase (decrease) in net assets resulting from operations	3,924,777	13,794,268
Distributions to shareholders from net investment income	(3,937,053)	(13,776,111)
Fund share transactions: Proceeds from shares sold	176,179,284	458,226,478
Reinvestment of distributions	3,848,118	13,595,260
Cost of shares redeemed	(228,109,138)	(609,515,556)
Net increase (decrease) in net assets from Fund share transactions	(48,081,736)	(137,693,818)
Increase (decrease) in net assets	(48,094,012)	(137,675,661)
Net assets at beginning of period	613,746,320	751,421,981
Net assets at end of period (including undistributed net investment income of $12,255 and $18,942, respectively)	$ 565,652,308	$ 613,746,320

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Tax-Exempt Money Fund
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2003 (Unaudited)	Year Ended July 31, 2002
Operations: Net investment income	$ 3,626,977	$ 10,323,068
Net realized gain (loss) on investment transactions	17,269	-
Net increase (decrease) in net assets resulting from operations	3,644,246	10,323,068
Distributions to shareholders from net investment income	(3,626,847)	(10,323,032)
Fund share transactions: Proceeds from shares sold	247,115,775	527,613,507
Reinvestment of distributions	3,560,060	10,276,820
Cost of shares redeemed	(265,610,552)	(596,320,653)
Net increase (decrease) in net assets from Fund share transactions	(14,934,717)	(58,430,326)
Increase (decrease) in net assets	(14,917,318)	(58,430,290)
Net assets at beginning of period	686,922,238	745,352,528
Net assets at end of period (including undistributed net investment income of $40,330 and $40,200, respectively)	$ 672,004,920	$ 686,922,238

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder Money Market Fund
Years Ended July 31,	2003[d]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.007	.02	.05	.06	.05	.05
Distributions from net investment income	(.007)	(.02)	(.05)	(.06)	(.05)	(.05)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.68**	2.01	5.54[a,b]	5.78	4.89	5.38
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	4,430	4,978	5,787	5,104	5,110	4,539
Ratio of expenses before expense reductions (%)	.41*	.44	.42[c]	.44	.46	.48
Ratio of expenses after expense reductions (%)	.41*	.44	.41[c]	.44	.46	.48
Ratio of net investment income (%)	1.34*	2.01	5.38	5.61	4.78	5.24

a Total return for the year ended July 31, 2001 includes the effect of a voluntary capital contribution from the Advisor. Without this contribution, the total return would have been lower.
b Total return would have been lower had certain expenses not been reduced.
c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2001 before and after expense reductions were 0.41% and 0.41%, respectively.
d For the six months ended January 31, 2003 (Unaudited).
* Annualized
** Not annualized

Scudder Government Money Fund
Years Ended July 31,	2003[c]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.007	.02	.05	.05	.05	.05
Distributions from net investment income	(.007)	(.02)	(.05)	(.05)	(.05)	(.05)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.67**	1.96	5.44[a]	5.59	4.78	5.33
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	566	614	751	668	712	687
Ratio of expenses before expense reductions (%)	.38*	.43	.41[b]	.44	.43	.43
Ratio of expenses after expense reductions (%)	.38*	.43	.40[b]	.43	.43	.43
Ratio of net investment income (%)	1.33*	1.98	5.27	5.43	4.67	5.20

a Total return would have been lower had certain expenses not been reduced.
b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2001 before and after expense reductions were 0.40% and 0.40%, respectively.
c For the six months ended January 31, 2003 (Unaudited).
* Annualized
** Not annualized

Scudder Tax-Exempt Money Fund
Years Ended July 31,	2003[c]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.005	.01	.03	.04	.03	.03
Distributions from net investment income	(.005)	(.01)	(.03)	(.04)	(.03)	(.03)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.54**	1.43	3.50[a]	3.58	2.97	3.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	672	687	745	745	796	816
Ratio of expenses before expense reductions (%)	.38*	.38	.36[b]	.39	.36	.36
Ratio of expenses after expense reductions (%)	.38*	.38	.35[b]	.39	.36	.36
Ratio of net investment income (%)	1.07*	1.43	3.44	3.51	2.93	3.39

a Total return would have been lower had certain expenses not been reduced.
b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2001 before and after expense reductions were 0.35% and 0.35%, respectively.
c For the six months ended January 31, 2003 (Unaudited).
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Money Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers three investment funds ("Funds"). Scudder Money Market Fund invests exclusively in high quality short-term securities, as well as repurchase agreements that are backed by these securities. Scudder Government Money Fund invests exclusively in obligations issued or guaranteed by the US Government or its agencies and repurchase agreements thereon. Scudder Tax-Exempt Money Fund invests in short-term high quality municipal securities.

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provisions were required.

At July 31, 2002, the Scudder Money Market Fund and the Scudder Tax-Exempt Money Fund had net tax basis capital loss carryforwards of approximately $191,000 and $38,200, respectively, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or July 31, 2008 ($3,000), July 31, 2009 ($108,000), and July 31, 2010 ($80,000), the respective expiration dates for the Scudder Money Market Fund, and July 31, 2003 ($38,100) and July 31, 2009 ($100), the respective expiration dates for the Scudder Tax-Exempt Money Fund, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly. For the purpose of the daily dividend, net investment income includes all realized gains (losses) on portfolio securities.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Funds at July 31, 2002 except for undistributed ordinary income of:

Scudder Money Market Fund	$ 1,623,798
Scudder Government Money Fund	$ 175,047

There were no significant book-to-tax differences for the Scudder Tax-Exempt Money Fund at July 31, 2002 except for undistributed tax-exempt income of $172,848.

Expenses. Expenses of the Trust arising in connection with each specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement, Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") directs the investments of the Funds in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. Each Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.50% of the first $215,000,000 of the Funds' combined average daily net assets, 0.375% of the next $335,000,000 of such net assets, 0.30% of the next $250,000,000 of such net assets and 0.25% of such net assets in excess of $800,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended January 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of the Funds' average daily net assets as follows:

Fund	Total Aggregated ($)	Effective Rate (%)
Scudder Money Market Fund	6,276,294.27
Scudder Government Money Fund	787,879.27
Scudder Tax-Exempt Money Fund	901,638.27

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent of the Trust. Effective January 16, 2003, pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Funds. For the six months ended January 31, 2003, SISC received shareholder service fees as follows:

Fund	Total Aggregated ($)	Unpaid at January 31, 2003 ($)
Scudder Money Market Fund	2,408,290	1,210,538
Scudder Government Money Fund	234,392	70,025
Scudder Tax-Exempt Money Fund	230,843	108,072

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Expense Off-Set Arrangements

Each Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's expenses. During the six months ended January 31, 2003, the Funds' custodian and transfer agent fees were reduced as follows:

Fund	Custodian Fee ($)	Transfer Agent Fee ($)
Scudder Money Market Fund	7,053	12,695
Scudder Government Money Fund	12	4,234
Scudder Tax-Exempt Money Fund	316	4,653

D. Line of Credit

The Funds and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Fund Rate plus 0.5 percent. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following tables summarize share and dollar activity in the Funds:

Scudder Money Market Fund

	Six Months Ended January 31, 2003		Year Ended July 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,825,283,647	$ 1,825,283,645	5,051,605,620	$ 5,051,609,173
Shares issued to shareholders in reinvestment of distributions
Class A	31,442,882	$ 31,442,882	107,651,864	$ 107,651,864
Shares redeemed
Class A	(2,404,731,014)	$(2,404,732,656)	(5,967,845,370)	$ (5,967,845,178)
Net increase (decrease) from capital share transactions
		$ (548,006,129)		$ (808,584,141)

Scudder Government Money Fund

	Six Months Ended January 31, 2003		Year Ended July 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	176,179,284	$ 176,179,284	458,226,478	$ 458,226,478
Shares issued to shareholders in reinvestment of distributions
Class A	3,848,118	$ 3,848,118	13,595,260	$ 13,595,260
Shares redeemed
Class A	(228,109,137)	$ (228,109,138)	(609,515,556)	$ (609,515,556)
Net increase (decrease) from capital share transactions
Class A		$ (48,081,736)		$ (137,693,818)

Scudder Tax-Exempt Money Fund

Six Months Ended January 31, 2003		Year Ended July 31, 2002
Shares	Dollars	Shares	Dollars
Shares sold
247,115,746	$ 247,115,775	527,613,511	$ 527,613,507
Shares issued to shareholders in reinvestment of distributions
3,560,060	$ 3,560,060	10,276,820	$ 10,276,820
Shares redeemed
(265,610,556)	$ (265,610,552)	(596,320,653)	$ (596,320,653)
Net increase (decrease) from capital share transactions
	$ (14,934,717)		$ (58,430,326)

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121-9151
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002